EXHIBIT 32.1

Section 1350 Certification
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, each of the undersigned officers of Symmetry Surgical Inc., a Delaware corporation (the “Company”), does hereby certify that:

The Annual Report on Form 10-K of the Company for the annual period ended January 2, 2016 (the “Report”) fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m) and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 1, 2016
/s/ Thomas J. Sullivan
Thomas J. Sullivan
Chief Executive Officer

/s/ Scott D. Kunkel
Scott D. Kunkel
Chief Financial Officer